UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report: October 20, 2005

Commission file number 333-113658

Sensus Metering Systems (Bermuda 2) Ltd.		Sensus Metering Systems Inc.
(Exact name of registrant as specified in its charter)		(Exact name of registrant as specified in its charter)

Bermuda	98-0413362	Delaware	51-0338883
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)	(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

8601 Six Forks Road, Suite 300, Raleigh, North Carolina 27615

(Address of principal executive offices) (Zip Code)

(919) 845-4017

(Registrants’ telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 20, 2005, Sensus Metering Systems (Bermuda 2) Ltd. (the “Company”) appointed Mr. Charles H. Gailliot to the Company’s Board of Directors, effective immediately. Mr. Gailliot is an Associate in the Principal Investment Area of Goldman, Sachs & Co.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSUS METERING SYSTEMS
(BERMUDA 2) LTD.

Dated: October 21, 2005	By:	/s/ Peter Mainz
	Name:	Peter Mainz
	Title:	Chief Financial Officer

SENSUS METERING SYSTEMS INC.

Dated: October 21, 2005	By:	/s/ Peter Mainz
	Name:	Peter Mainz
	Title:	Chief Financial Officer